Palmer Square Ultra-Short Duration Investment Grade Fund

(Ticker Symbol: PSDSX)

A series of Investment Managers Series Trust

Supplement dated November 20, 2020, to the

Summary Prospectus dated November 1, 2020.

Effective immediately, the Palmer Square Ultra-Short Duration Investment Grade Fund’s (the “Fund”) policy to limit its investments in collateralized loan obligations (“CLOs”) to 15% of its net assets at the time of purchase is removed. Accordingly, the first paragraph under the Fund’s “Principal Investment Strategies – Summary Section” in the Summary Prospectus is deleted and replaced with the following:

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities rated investment grade at time of purchase. Investment grade securities are those rated in the Baa3 or higher categories by Moody's Investors Service, Inc. ("Moody's"), or in the BBB- or higher categories by Standard & Poor's, a division of McGraw Hill Companies Inc. (“S&P”), or Fitch Ratings Ltd. (“Fitch”) or, if unrated by Moody's, S&P, Fitch, or another Nationally Recognized Statistical Rating Organization (“NRSRO”), determined by Palmer Square Capital Management LLC (the “Advisor”), the Fund’s advisor, to be of comparable credit quality. The types of debt securities in which the Fund may invest include, but are not limited to, (i) asset-backed securities, including collateralized loan obligations (“CLOs”) and mortgage-backed securities, (ii) corporate bonds, notes and debentures, (iii) securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities, (iv) senior secured floating rate and fixed rate loans or debt, and (v) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt.

Please file this Supplement with your records.